UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):     May 7, 2001


                               Banyan Corporation
                               ------------------
             (Exact name of registrant as specified in its chapter)


               OREGON               000-26065               84-1346327
               ------               ---------               ----------
(State or other jurisdiction      (Commission             (IRS Employer
 of incorporation)                 File Number)            Identification No.)


     4740 Forge Rd., Bldg. #112, Colorado Springs, CO,       80907
     ---------------------------------------------------------------
    (address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (719) 531-5535

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.     Changes in Control of Registrant

Not Applicable

ITEM 2.     Acquisition or Disposition of Assets

Not Applicable

ITEM 3.     Bankruptcy or Receivership

Not Applicable

ITEM 4.     Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5.     Other Events and Regulation FD Disclosure

On May 7, 2001, the Registrant publicly disseminated a press release announcing the appointment of Cory H. Gelmon as a Director and the President of the Corporation and Michael J. Gelmon as a Director and the Chief Executive Officer of the Company, both appointments were effective immediately. The information contained in the press release is incorporated herein by reference and filed as exhibit 99.1 hereto.

On May 7, 2001, the Corporation entered into two year Management Agreements with both Cory Gelmon as a Director and the President of the Corporation and Michael Gelmon as a Director and the Chief Executive Officer of the Corporation. In accordance with the Management Agreements, each of the Gelmons will devote at least 50% of their time to the management and supervision of the Corporation and each of the Gelmons will receive a consulting fee of $60,000 per annum, $500 per month towards the cost of office space and Options to purchase 500,000 Class A Common Shares at $0.05 per share, which shares will vest upon certain conditions being fulfilled (all as more particularly described in the Management Agreements attached as Exhibits 10.1 and 10.2 hereto).

ITEM 6.     Resignations of Registrant's Directors

Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial  statements  of  business  acquired

Not Applicable

(b)     Pro forma financial information

Not Applicable


(c)     Exhibits

The following Exhibits are filed as a part of this disclosure statement:


99.1     The Registrant's Press Release dated May 7, 2001
10.1     Management Agreement with Cory Gelmon
10.2     Management Agreement with Michael Gelmon

ITEM 8.     CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.     REGULATION FD DISCLOSURE.

Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANYAN CORPORATION
                                   ------------------
                                   (Registrant)


Date:     May 14, 2001        /s/ Michael J. Gelmon
                                  -------------------
                                  Michael J. Gelmon
                                  Chief Executive Officer and Director

EXHIBIT INDEX


Exhibit                                                  Sequential
Number                    Description                    Page Number
------                    -----------                    ------------


99.1    The Registrant's Press Release dated May 7, 2001
10.1    Management Agreement with Cory Gelmon
10.2    Management Agreement with Michael Gelmon

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE
PLEASE CONTACT:
          Banyan Corporation Investor Relations

          (719) 531-5535, Cory Gelmon

          E-Mail:  cgelmon@home.com

PRESS RELEASE




                         BANYAN ANNOUNCES APPOINTMENT OF
                        NEW DIRECTORS, PRESIDENT AND CEO

COLORADO SPRINGS, COLORADO - MAY 7, 2001- Banyan Corporation (NQB Pinks: "BANY") announces that the Board of Directors have appointed Cory H. Gelmon as a Director and President of Banyan and Michael J. Gelmon as a Director and Chief Executive Officer of the Company, effective immediately. The Gelmon's are both lawyers by profession, but have been involved in various businesses including the creation and operation of Domino's Pizza of Canada Ltd., the Domino's Master Franchise in Canada; Instant Vision, Inc., a high tech optical company based in Houston, Texas with operations in Phoenix, Arizona as well as Proteus Capital Corp., a mutual fund specializing in the Foreign Exchange market. Their responsibilities will be to rationalize the existing Company businesses, as well as to move the Company ahead with new ventures. Initially, they will develop the "Chiropractic USA" concept which will create and consolidate Chiropractic Clinics across North America utilizing both corporate and franchised strategies. The Gelmon's bring unique skills to the Company as franchise specialists, with Cory Gelmon having been the Chief Operating Officer and General Counsel of Domino's Pizza of Canada, Ltd., a franchised system with over 200 stores and system wide sales of approximately $60,000,000. Michael Gelmon was the head of real estate and acquisitions at Domino's Canada, which was an integral part in the expansion of the business.

Cory Gelmon commented, "We have excellent plans for the development of various new concepts for Banyan, which will supplement the existing core businesses of the Company. We are anxious to get started and will be doing so immediately." Michael Gelmon stated, "We believe the new concepts we will introduce to Banyan will be the first step in creating significant shareholder value. We are excited in pursuing various new concepts which we believe will be great opportunities for the Company."

Mr. Lawrence Stanley, outgoing President and CEO stated, "I am very pleased that we have been able to reach agreements with the Gelmon's as they bring excellent business track records to the Company as well as exciting plans for the future." Mr. Stanley will remain as a member of the Board.

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses, including the development of branded Chiropractic clinics throughout North America; designing, manufacturing and marketing products and services aimed at the personal computer market, and Internet e-commerce services. Banyan sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name and provides e-commerce services, primarily the design of Internet sites for commercial customers through its subsidiary TopListing.com. Banyan's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

================================================================================
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.
================================================================================

                                      * * *

Exhibit 10.1

                                  Exhibit 10.1

                              MANAGEMENT AGREEMENT


THIS AGREEMENT made as of May 7th, 2001

BETWEEN:

                 BANYAN CORPORATION a company incorporated pursuant to the laws of the State of Oregon with offices located in Colorado Springs, Colorado

                 (the "Corporation")

                                     - and -

                 CORY GELMON, Businessman, of the City of Calgary in the Province of Alberta, Canada

                 ("Gelmon")


WHEREAS the Corporation and Gelmon are desirous of setting out the terms and conditions of their management/consulting relationship:


NOW THEREFORE THIS AGREEMENT WITNESSES that the parties agree as follows:


1.     MANAGEMENT
       ----------

       a. Gelmon represents to the Corporation that Gelmon has the required skills and experience to perform the duties and exercise the responsibilities required of a senior management executive and company director.

       b. In carrying out these duties and responsibilities Gelmon shall comply with all lawful and reasonable instructions as may from time to time be given by the Board of Directors (the "Board")of the Corporation.

       c. In consideration of Gelmon's agreement hereto and Gelmon's performance in accordance herewith, the Corporation agrees to retain Gelmon pursuant to the terms and conditions herein contained.

       d.  This Agreement shall commence on the date first above written.

2.     ATTENTION TO BUSINESS.  During the term of this Agreement, Gelmon shall
       ----------------------
       devote significant working time and attention to such duties as may be assigned, and shall faithfully and diligently serve and endeavour to further the interests of the Corporation.

3.     HOURS OF WORK/PLACE OF WORK.  Gelmon is retained on a part-time basis
       ----------------------------
       for the Corporation, and will dedicate approximately 50% of his working time to the Corporation. In the event the work load consumes more than half time, the Corporation agrees to review the remuneration as called for hereunder and reach a mutually satisfactory revision thereto, failing which the matter will be decided by an arbitrator. Gelmon acknowledges that the hours of work involved may vary and be irregular and are those hours required to meet the objectives of this Agreement. Both the Corporation and Gelmon acknowledge that Gelmon will be working from his office in Calgary, Alberta, and that the Corporation will contribute USD $500.00 per month towards the cost of Gelmon's office space. The Corporation is aware that other businesses in addition to that of the Corporation will be operated out of this office space.

4.     GELMON DUTIES.  Gelmon shall:
       --------------

               i. Act as President and Director of the Corporation, and as such will conduct himself in a manner consistent with this position;

          In conjunction with the Chief Executive Officer of the Corporation, Gelmon shall:

               ii. Manage and supervise the day to day operations of the Corporation, by delegation or otherwise;

               iii. Actively review and assess new business opportunities including both start up businesses as well as acquisitions;

               iv. Formulate strategies for corporate financing and fund raising as the case may be;

               v. Institute and prosecute, in the name of the Corporation and on its behalf, legal actions for any matters which he deems appropriate to be in the best interest of the Corporation;

               vi. Direct the defence of any litigation or other dispute involving the Corporation as well as negotiating any settlements that may be in the best interests of the Corporation;

               vii. Oversee the administration of the business, including the overseeing of all accounting functions;

               viii. Retain employees, lawyers, auditors, advertising agencies and consultants as may be required from time to time for the proper operation and maintenance of the Corporation.



5.     EXPENDITURE OF CORPORATION FUNDS.
       ---------------------------------

     Gelmon is authorized to take all reasonable actions needed to carry out responsibilities under this Agreement and manage the Corporation in a manner advantageous to the Corporation, subject to the limitations as herein contained.


6.     CONFIDENTIAL INFORMATION
       ------------------------

      a. Gelmon acknowledges that in consideration of his relationship with the Corporation, Gelmon will acquire knowledge and/or information about certain matters and things which are confidential to the Corporation, whether in the course of or incidental to Gelmon's duties hereunder, and which knowledge or information is the exclusive property of the Corporation.

      b. Gelmon acknowledges that such knowledge and/or information could be used to the detriment of the Corporation. Accordingly, Gelmon hereby agrees to treat, in strictest confidence, all such knowledge and/or information and agrees not to disclose or authorize disclosure of, same to any third party either during or after the term of this Agreement, other than as required in the ordinary course of business.

      c. Gelmon acknowledges that, without prejudice to any and all rights of the Corporation, an injunction is the only effective remedy to protect the Corporation's rights and property as set out herein.

      d. Gelmon agrees that all records, files, drawings, tapes, documents, tools, equipment and the like relating to the business, work or investigations of the Corporation and prepared, used or possessed by Gelmon, or under Gelmon's control, during the term of this Agreement shall be and remain the sole and exclusive property of the Corporation.

      e. Prior to the termination of this Agreement, Gelmon agrees to deliver promptly to the Corporation all such records, files, drawings, tapes, documents, plans, tools and equipment.

      f. Gelmon, represents that he has no agreement with or obligation to others in conflict his obligations under this Agreement.

      g. The Corporation acknowledges that Gelmon will continue to be engaged in other businesses in addition to that of the Corporation.


7.     REMUNERATION.
       ------------

     In consideration of Gelmon's undertaking and the performance of the obligations contained herein, subject to the provisions contained in paragraph 3 above, the Corporation shall pay Gelmon, or his consulting company, the following:

      a. a fee of USD $60,000 per annum, payable in equal monthly installments, upon the Corporations receipt of an invoice reflecting the monthly fee. This fee is subject to an annual review. As this fee is a consulting fee, it will not be subject to any employee source deduction taxes or holdbacks or withholding taxes of any kind;

      b. 500,000 options for Class A Common Shares in the Corporation at the strike price of USD 5 per share (the "Options"). The Options will vest with Gelmon as follows:

               i) 333,333 of the Options shall vest with Gelmon upon the acquisition of ten Chiropractic clinics by the Corporation;

               ii) the remainder of the Options (166,667) will vest with Gelmon at a ratio of one option for every dollar that is raised by the Corporation for use in the Corporation's Doublecase and/ or TopListing businesses.


          The Options will be exercisable for 5 years from the date of vesting. The Corporation agrees to register the Options immediately upon the vesting thereof, or as soon as practicable thereafter. The Class of Common Shares as referred to herein is intended to be the publicly traded class of shares currently available in the "over the counter" market.

      c. the reimbursement of any expenses incurred pursuant to Gelmon's employment in accordance with the Corporation's generally established practice as applied from time to time;

      d. a fixed monthly expense in the amount of USD $500.00 per month towards the cost of Gelmon's office space located in Calgary, Alberta. Gelmon will invoice the Corporation each month for this expense, and the Corporation will pay promptly upon receipt of the invoice. The Corporation is aware that other businesses in addition to that of the Corporation will be operated out of this office space. This amount is in addition to the amount paid pursuant to a similar provision hereto in an agreement between the Corporation and Michael Gelmon.

8.     TERM AND TERMINATION
       --------------------

      a. The term of this agreement is for a period of two years, commencing on the date first above written;

      b. This Agreement may be terminated in the following manner in the following circumstances:

          i.   By the Corporation, at its option, for cause including:

               (1) material breach of any of the provisions of this Agreement by
                   Gelmon;

               (2) conviction of Gelmon of a criminal offence punishable by indictment where such cause is not prohibited by law;

               (3) alcoholism, drug addiction or other such dissipation of
                   Gelmon;

               (4) the absence of Gelmon from the performance of his duties for any reason, other than for authorized vacation, for a period in excess of twenty one (21) working days total in any six
                   (6) month period; and

               (5) violation of any instructions or rules of the Corporation;
                   and

          ii. By Gelmon, at his option, for cause including any material breach of this Agreement by the Corporation.

     provided that any failure by the Corporation to exercise its option to terminate this Agreement pursuant to this subparagraph shall not be deemed to be a waiver of, or prevent the Corporation from exercising such option at any subsequent time.

9    SEVERABILITY.  In the event that any provision herein or part hereof shall
     ------------
     be deemed void or invalid by a court of competent jurisdiction, the remaining provisions, or parts hereof, shall be and remain in full force and effect.

10.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement between
     ----------------
     the parties hereto with respect to the employment of Gelmon. Any and all previous agreements, written or oral, express or implied between the parties hereto or on their behalf relating to the employment of Gelmon by the Corporation are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such agreement.

11.  AMENDMENT.  This Agreement may be altered, modified or amended only by a
     ---------
     written instrument, duly executed by both parties and stating that the alteration, modification or amendment is an addition to and subject to this Agreement.

12.  NON-MERGER.  Notwithstanding any other provision in this Agreement to the
     ----------
     contrary, the provisions of paragraph 6 hereof shall survive termination of this Agreement and shall not merge therewith.

13.  NOTICES
     -------

      a. Any notice required or permitted to be given to Gelmon shall be sufficiently given if delivered to Gelmon personally or if mailed by registered mail to Gelmon's address last known to the Corporation.

      b. Any notice required or permitted to be given to the Corporation shall be sufficiently given if delivered to or mailed by registered mail to the Corporation at it's registered office.

     Any notice given pursuant to and in accordance with this paragraph shall be deemed to be received by the recipient on the third business day after mailing, if sent by registered mail, and on the day of delivery, if delivered.

14.  GOVERNING LAW.  This Agreement shall be governed by and construed in
     --------------
     accordance with the laws of the State of Oregon.



IN WITNESS WHEREOF the parties have executed this Agreement effective as of the date first above written.


                                             BANYAN CORPORATION


                                             Per: /s/ Lawrence Stanley





                                             /s/ Cory Gelmon
Witness                                      CORY GELMON

Exhibit 10.2

                                  Exhibit 10.2

                              MANAGEMENT AGREEMENT


THIS AGREEMENT made as of May 7th, 2001

BETWEEN:

                 BANYAN CORPORATION a company incorporated pursuant to the laws of the State of Oregon with offices located in Colorado Springs, Colorado

                 (the "Corporation")

                                     - and -

                 MICHAEL GELMON, Businessman, of the City of Calgary in the Province of Alberta, Canada

                 ("Gelmon")


WHEREAS the Corporation and Gelmon are desirous of setting out the terms and conditions of their management/consulting relationship:


NOW THEREFORE THIS AGREEMENT WITNESSES that the parties agree as follows:


1.   MANAGEMENT
     ----------

      a. Gelmon represents to the Corporation that Gelmon has the required skills and experience to perform the duties and exercise the responsibilities required of a senior management executive and company director.

      b. In carrying out these duties and responsibilities Gelmon shall comply with all lawful and reasonable instructions as may from time to time be given by the Board of Directors (the "Board")of the Corporation.

      c. In consideration of Gelmon's agreement hereto and Gelmon's performance in accordance herewith, the Corporation agrees to retain Gelmon pursuant to the terms and conditions herein contained.

      d.  This Agreement shall commence on the date first above written.

6.   ATTENTION TO BUSINESS.  During the term of this Agreement, Gelmon shall
     ---------------------
     devote significant working time and attention to such duties as may be assigned, and shall faithfully and diligently serve and endeavour to further the interests of the Corporation.

7.   HOURS OF WORK/PLACE OF WORK.  Gelmon is retained on a part-time basis for
     ---------------------------
     the Corporation, and will dedicate approximately 50% of his working time to the Corporation. In the event the work load consumes more than half time, the Corporation agrees to review the remuneration as called for hereunder and reach a mutually satisfactory revision thereto, failing which the matter will be decided by an arbitrator. Gelmon acknowledges that the hours of work involved may vary and be irregular and are those hours required to meet the objectives of this Agreement. Both the Corporation and Gelmon acknowledge that Gelmon will be working from his office in Calgary, Alberta, and that the Corporation will contribute USD $500.00 per month towards the cost of Gelmon's office space. The Corporation is aware that other businesses in addition to that of the Corporation will be operated out of this office space.

8.   GELMON DUTIES.  Gelmon shall:
     -------------

               i. Act as Chief Executive Officer and Director of the Corporation, and as such will conduct himself in a manner consistent with this position;

          In conjunction with the President of the Corporation, Gelmon shall:

               ii. Manage and supervise the day to day operations of the Corporation, by delegation or otherwise;

               iii. Actively review and assess new business opportunities including both start up businesses as well as acquisitions;

               iv. Formulate strategies for corporate financing and fund raising as the case may be;

               v. Institute and prosecute, in the name of the Corporation and on its behalf, legal actions for any matters which he deems appropriate to be in the best interest of the Corporation;

               vi. Direct the defence of any litigation or other dispute involving the Corporation as well as negotiating any settlements that may be in the best interests of the Corporation;

               vii. Oversee the administration of the business, including the overseeing of all accounting functions;

               viii. Retain employees, lawyers, auditors, advertising agencies and consultants as may be required from time to time for the proper operation and maintenance of the Corporation.

5.   EXPENDITURE OF CORPORATION FUNDS.
     --------------------------------

     Gelmon is authorized to take all reasonable actions needed to carry out responsibilities under this Agreement and manage the Corporation in a manner advantageous to the Corporation, subject to the limitations as herein contained.


6.   CONFIDENTIAL INFORMATION
     ------------------------

      a. Gelmon acknowledges that in consideration of his relationship with the Corporation, Gelmon will acquire knowledge and/or information about certain matters and things which are confidential to the Corporation, whether in the course of or incidental to Gelmon's duties hereunder, and which knowledge or information is the exclusive property of the Corporation.

      b. Gelmon acknowledges that such knowledge and/or information could be used to the detriment of the Corporation. Accordingly, Gelmon hereby agrees to treat, in strictest confidence, all such knowledge and/or information and agrees not to disclose or authorize disclosure of, same to any third party either during or after the term of this Agreement, other than as required in the ordinary course of business.

      c. Gelmon acknowledges that, without prejudice to any and all rights of the Corporation, an injunction is the only effective remedy to protect the Corporation's rights and property as set out herein.

      d. Gelmon agrees that all records, files, drawings, tapes, documents, tools, equipment and the like relating to the business, work or investigations of the Corporation and prepared, used or possessed by Gelmon, or under Gelmon's control, during the term of this Agreement shall be and remain the sole and exclusive property of the Corporation.

      e. Prior to the termination of this Agreement, Gelmon agrees to deliver promptly to the Corporation all such records, files, drawings, tapes, documents, plans, tools and equipment.

      f. Gelmon, represents that he has no agreement with or obligation to others in conflict his obligations under this Agreement.

      g. The Corporation acknowledges that Gelmon will continue to be engaged in other businesses in addition to that of the Corporation.


7.   REMUNERATION.
     ------------

     In consideration of Gelmon's undertaking and the performance of the obligations contained herein, subject to the provisions contained in paragraph 3 above, the Corporation shall pay Gelmon, or his consulting company, the following:

      a. a fee of USD $60,000 per annum, payable in equal monthly installments, upon the Corporations receipt of an invoice reflecting the monthly fee. This fee is subject to an annual review. As this fee is a consulting fee, it will not be subject to any employee source deduction taxes or holdbacks or withholding taxes of any kind;

      b. 500,000 options for Class A Common Shares in the Corporation at the strike price of USD 5 per share (the "Options"). The Options will vest with Gelmon as follows:

             i) 333,333 of the Options shall vest with Gelmon upon the acquisition of ten Chiropractic clinics by the Corporation;

             ii) the remainder of the Options (166,667) will vest with Gelmon at a ratio of one option for every dollar that is raised by the Corporation for use in the Corporation's Doublecase and/or TopListing businesses.

          The Options will be exercisable for 5 years from the date of vesting. The Corporation agrees to register the Options immediately upon the vesting thereof, or as soon as practicable thereafter. The Class of Common Shares as referred to herein is intended to be the publicly traded class of shares currently available in the "over the counter" market.

      c. the reimbursement of any expenses incurred pursuant to Gelmon's employment in accordance with the Corporation's generally established practice as applied from time to time;

      d. a fixed monthly expense in the amount of USD $500.00 per month towards the cost of Gelmon's office space located in Calgary, Alberta. Gelmon will invoice the Corporation each month for this expense, and the Corporation will pay promptly upon receipt of the invoice. The Corporation is aware that other businesses in addition to that of the Corporation will be operated out of this office space. This amount is in addition to the amount paid pursuant to a similar provision hereto in an agreement between the Corporation and Cory Gelmon.

8.   TERM AND TERMINATION
     --------------------

      a. The term of this agreement is for a period of two years, commencing on the date first above written;

      b. This Agreement may be terminated in the following manner in the following circumstances:


          i.    By he Corporation, at its option, for cause including:

                (1) a material breach of any of the provisions of this Agreement by Gelmon;

                (2) conviction of Gelmon of a criminal offence punishable by indictment where such cause is not prohibited by law;

                (3) alcoholism, drug addiction or other such dissipation of
                    Gelmon;

                (4) the absence of Gelmon from the performance of his duties for any reason, other than for authorized vacation, for a period in excess of twenty one (21) working days total in any six
                    (6) month period; and

                (5) violation of any instructions or rules of the Corporation;
                    and

          ii. By Gelmon, at his option, for cause including any material breach of this Agreement by the Corporation.

     provided that any failure by the Corporation to exercise its option to terminate this Agreement pursuant to this subparagraph shall not be deemed to be a waiver of, or prevent the Corporation from exercising such option at any subsequent time.

9   SEVERABILITY.  In the event that any provision herein or part hereof shall
    ------------
     be deemed void or invalid by a court of competent jurisdiction, the remaining provisions, or parts hereof, shall be and remain in full force and effect.

10.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
     ----------------
     between the parties hereto with respect to the employment of Gelmon. Any and all previous agreements, written or oral, express or implied between the parties hereto or on their behalf relating to the employment of Gelmon by the Corporation are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such agreement.

11.  AMENDMENT. This Agreement may be altered, modified or amended only by a
     ---------
     written instrument, duly executed by both parties and stating that the alteration, modification or amendment is an addition to and subject to this Agreement.

12.  NON-MERGER.  Notwithstanding any other provision in this Agreement to the
     ----------
     contrary, the provisions of paragraph 6 hereof shall survive termination of this Agreement and shall not merge therewith.

13.  NOTICES
     -------

      a. Any notice required or permitted to be given to Gelmon shall be sufficiently given if delivered to Gelmon personally or if mailed by registered mail to Gelmon's address last known to the Corporation.

      b. Any notice required or permitted to be given to the Corporation shall be sufficiently given if delivered to or mailed by registered mail to the Corporation at it's registered office.

     Any notice given pursuant to and in accordance with this paragraph shall be deemed to be received by the recipient on the third business day after mailing, if sent by registered mail, and on the day of delivery, if delivered.

14.  GOVERNING LAW.  This Agreement shall be governed by and construed in
     -------------
     accordance with the laws of the State of Oregon.



IN WITNESS WHEREOF the parties have executed this Agreement effective as of the date first above written.


                                             BANYAN CORPORATION


                                             Per: /s/ Lawrence Stanley





                                             /s/ Michael Gelmon
Witness                                      MICHAEL GELMON

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